Exhibit 99.1

AlphaVest Acquisition Corp Files Supplement to Proxy Materials Clarifying Redemption Procedures Related to its Business Combination and Extraordinary General Meeting

New York, New York September 12, 2025 /PRNewswire/ — AlphaVest Acquisition Corp (the “Company”) today filed a supplement (the “Proxy Supplement”) to its proxy statement dated September 2, 2025, related to its Extraordinary General Meeting to be held on September 19, 2025 (the “Extension Meeting”), at which shareholders will be able to consider and vote on a proposal to extend the time to complete the business combination (the “Extension”).

The Proxy Supplement clarified certain procedures related to shareholders wishing to redeem their ordinary shares in connection with the Extension Meeting and/or the Company’s business combination by and among the Company, AV Merger Sub Inc, and AMC Corporation (the “Business Combination”).

If you submitted public shares for redemption in connection with the extraordinary general meeting to approve the Business Combination, which was held on September 5, 2025 (the “Business Combination Meeting”) and you want to ensure such public shares are redeemed in the event that either the Business Combination is consummated or the Extension is implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with both the Business Combination Meeting and the Extension Meeting no later than the redemption deadline for the Extension Meeting. However, there is no assurance that we will hold the Extension Meeting and implement the Extension. If we do not hold the Extension Meeting implement the Extension, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with the Extension Meeting will be automatically subject to redemption in connection with the consummation of the Business Combination unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with the Extension Meeting (and you did not previously submit such shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold the Extension Meeting and implement the Extension, and you will receive shares of the combined public company.

If the conditions to the Business Combination are satisfied or will be satisfied or waived on or before September 22, 2025 (the “Termination Date”), then we intend to complete the Business Combination on or before the Termination Date. If we complete the Business Combination on or before the Termination Date, we expect to cancel the Extension Meeting. If we do not hold the Extension Meeting and implement the Extension, we will not redeem any public shares submitted for redemption solely in connection with the Extension Meeting (but will redeem all public shares previously submitted for redemption in connection with the Business Combination Meeting, and not subsequently reversed, upon consummation of the Business Combination). We intend to hold the Extension Meeting and implement the Extension only if we have determined as of the time of the extraordinary general meeting that we may not be able to complete the Business Combination on or before the Termination Date.

About AlphaVest Acquisition Corp

AlphaVest Acquisition Corp is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

For investor and media inquiries, please contact:

David Yan

Email: david.yan@alphavestacquisition.com

203-998-5540

Cautionary Note Regarding Forward Looking Statements

This press release may contain statements that constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the consummation of the Business Combination or implementation of the Extension. These forward-looking statements are based on the Company’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions, and other important factors include, but are not limited to risks and uncertainties indicated under “Risk Factors” contained in the definitive proxy statement/prospectus for the Business Combination, and other documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by the Company. Copies are available on the SEC’s website, www.sec.gov. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

The Company assumes no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that the Company will achieve its expectations.

No Offer or Solicitation

This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale or exchange of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.